UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2015

SUPERIOR ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34037	75-2379388
(State or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

1001 Louisiana Street, Suite 2900 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(713) 654-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 6, 2015, David D. Dunlap, Chief Executive Officer and President of Superior Energy Services, Inc. (the “Company”), presented at the Rice Energy Finance Summit in Houston, Texas. The slide presentation is available at the Company’s website at the web address listed below:

http://ir.superiorenergy.com/phoenix.zhtml?c=97570&p=irol-presentations.

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements, including, in particular, statements about the Company’s plans, strategies and prospects. These statements are based on the Company’s current assumptions, expectations and projections about future events, which are subject to a wide range of economic, political, natural and business risks, including other risks and uncertainties detailed in its most recent Form 10-K filed with the Securities and Exchange Commission. Although the Company believes that the assumptions reflected in these forward-looking statements are reasonable, the Company can give no assurance that these assumptions will prove to be correct or that financial or market forecasts, savings or other benefits anticipated in the forward-looking statements will be achieved. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those projected. The information contained in this presentation is only current as of the date of this presentation, and the Company undertakes no obligation to update this presentation.

The Company may discuss certain “non-GAAP financial measures” in this presentation, including, without limitation, EBITDA, free cash flow, and modified free cash flow. The Company provides reconciliations to the nearest GAAP measure for these and other non-GAAP measures on a quarterly basis. These non-GAAP measures are not in accordance with, or a substitute for, measures prepared in accordance with GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations that would be reflected in measures determined in accordance with GAAP. These financial measures are provided to enhance investors’ overall understanding of the Company’s current financial performance. In addition, because the Company has reported certain non-GAAP measures in the past, the Company believes the inclusion of non-GAAP measures provides consistency in the Company’s financial reporting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.

By:	/s/ Robert S. Taylor
Robert S. Taylor
Executive Vice President, Treasurer and Chief Financial Officer

Dated: November 6, 2015